UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2011

Ari Network Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-19608	39-1388360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 West Park Place, Suite 1200 Milwaukee, Wisconsin	53224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On June 14, 2011, ARI Network Services, Inc. issued a press release announcing its operating results for the third quarter of fiscal year 2011, ended April 30, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Earnings Release dated June 14, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2011	ARI NETWORK SERVICES, INC.

	By:	/s/ Darin R. Janecek
Darin R. Janecek
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release dated June 14, 2011